UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:	October 18, 2007
(Date of earliest event reported):	October 16, 2007
Commission File No. 0-10587

Fulton Financial Corporation

(Exact name of Registrant as specified in its Charter)

Pennsylvania	23-2195389
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)
One Penn Square Lancaster, Pennsylvania	17604
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 717-291-2411

Former name or former address, if changed since last Report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

| | Written communications pursuant to Rule 425 under the Securities Act
| | Soliciting material pursuant to Rule 14a-12 under the Exchange Act
| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
| | Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Richard J. Ashby, Jr., Senior Executive Vice President of Fulton Financial Corporation (“Fulton”) and Chairman of Fulton Financial Advisors, N.A. has declared his intention to retire. Mr. Ashby’s retirement will be effective on March 28, 2008. Mr. Ashby will be retiring with more than 30 years of service at Fulton. During his tenure, Mr. Ashby has served in several other capacities, including Chairman, President and Chief Executive Officer of Fulton Bank and Chairman, President and Chief Executive Officer of Lafayette Ambassador Bank.

Mr. Ashby’s service and dedication to Fulton is greatly appreciated.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: October 18, 2007	Fulton Financial Corporation By: /s/ Charles J. Nugent
Charles J. Nugent Senior Executive Vice President and Chief Financial Officer

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